Exhibit 99.1

Union Pacific Reports Third Quarter Results

All-Time Best Quarterly Operating Ratio of 59.5%

FOR IMMEDIATE RELEASE

Third Quarter Results

•	Diluted earnings per share of $2.22 increased 3 percent.
•	Operating ratio of 59.5 percent improved 2.2 points.
•	Operating income of $2.2 billion was down 2 percent.

Omaha, Neb., October 17, 2019 – Union Pacific Corporation (NYSE: UNP) today reported 2019 third quarter net income of $1.6 billion, or $2.22 per diluted share. This compares to $1.6 billion, or $2.15 per diluted share, in the third quarter 2018.

“Given the challenging volume environment we delivered solid third quarter financial results, including an all-time best quarterly operating ratio of 59.5 percent,” said Lance Fritz, Union Pacific chairman, president and chief executive officer. “The work our employees are doing as part of Unified Plan 2020 is foundational to the company’s success and I am confident there are additional improvement opportunities going forward for our customers and shareholders.”

Third Quarter Summary

Operating revenue of $5.5 billion was down 7 percent in third quarter 2019, compared to third quarter 2018. Third quarter business volumes, as measured by total revenue carloads, decreased 8 percent compared to 2018. Growth in industrial volumes was more than offset by declines in agricultural products, premium and energy shipments.  In addition:

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•	Quarterly freight revenue declined 7 percent, compared to third quarter 2018, as core pricing gains were offset by lower volumes, decreased fuel surcharge revenue and negative mix.
•	Union Pacific’s 59.5 percent operating ratio was an all-time best and improved 2.2 points, compared to third quarter 2018.
•	The $2.09 per gallon average quarterly diesel fuel price in the third quarter 2019 was 12 percent lower than third quarter 2018.
•	Quarterly freight car velocity was 213 daily miles per car, a 10 percent improvement compared to the third quarter 2018.
•	Terminal dwell was 23.4 hours, a 20 percent improvement compared to third quarter 2018.
•	Union Pacific’s reportable personal injury rate was 0.82 per 200,000 employee-hours for the first three quarters 2019, compared to 0.77 for the same period 2018.
•

The Company repurchased 6.4 million shares in the third quarter 2019 at an aggregate cost of $1.1 billion. Union Pacific also received 3.2 million shares to complete a $2.5 billion Accelerated Share Repurchase program initiated in February 2019.

Summary of Third Quarter Freight Revenues

•	Agricultural Products down 1 percent
•	Industrial down 1 percent
•	Premium down 9 percent
•	Energy down 20 percent

2019 Outlook

“We look forward to building on our Unified Plan 2020 successes as we provide a highly consistent and reliable service product for our customers,” Fritz said. “We remain squarely focused on driving long-term shareholder value by appropriately investing in the railroad and returning excess cash to our shareholders.”

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Third Quarter 2019 Earnings Conference Call

Union Pacific will webcast its third quarter 2019 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, October 17, 2019 at 8:45 a.m. Eastern Time. Alternatively, the webcast can be accessed directly through the following link. Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. The railroad's diversified business mix is classified into its Agricultural Products, Energy, Industrial and Premium business groups. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Miller at 402-544-4227 or mvmiller@up.com

Union Pacific Media contact: Raquel Espinoza at 402-544-5034 or respinoza@up.com

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Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels and its ability to improve network performance and customer service.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2018, which was filed with the SEC on February 8, 2019.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2019	2018	%		2019	2018	%
Operating Revenues
Freight revenues	$5,146	$5,558	(7)%		$15,392	$15,997	(4)%
Other	370	370	-		1,104	1,078	2
Total operating revenues	5,516	5,928	(7)		16,496	17,075	(3)
Operating Expenses
Compensation and benefits	1,134	1,262	(10)		3,484	3,776	(8)
Purchased services and materials	574	632	(9)		1,723	1,861	(7)
Depreciation	557	547	2		1,657	1,636	1
Fuel	504	659	(24)		1,595	1,891	(16)
Equipment and other rents	236	272	(13)		754	803	(6)
Other	277	287	(3)		829	801	3
Total operating expenses	3,282	3,659	(10)		10,042	10,768	(7)
Operating Income	2,234	2,269	(2)		6,454	6,307	2
Other income	53	48	10		187	48	F
Interest expense	(266)	(241)	10		(772)	(630)	23
Income before income taxes	2,021	2,076	(3)		5,869	5,725	3
Income taxes	(466)	(483)	(4)		(1,353)	(1,313)	3
Net Income	$1,555	$1,593	(2)%		$4,516	$4,412	2%

Share and Per Share
Earnings per share - basic	$2.22	$2.16	3%		$6.39	$5.82	10%
Earnings per share - diluted	$2.22	$2.15	3		$6.36	$5.79	10
Weighted average number of shares - basic	699.3	737.4	(5)		707.2	758.1	(7)
Weighted average number of shares - diluted	701.9	740.9	(5)		709.8	761.4	(7)
Dividends declared per share	$0.97	$0.80	21		$2.73	$2.26	21

Operating Ratio	59.5%	61.7%	(2.2)	pts	60.9%	63.1%	(2.2)	pts
Effective Tax Rate	23.1%	23.3%	(0.2)	pts	23.1%	22.9%	0.2	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2019	2018	%	2019	2018	%
Freight Revenues (Millions)
Agricultural Products	$1,123	$1,133	(1)%	$3,345	$3,345	-%
Energy	975	1,214	(20)	2,923	3,498	(16)
Industrial	1,485	1,497	(1)	4,389	4,274	3
Premium	1,563	1,714	(9)	4,735	4,880	(3)
Total	$5,146	$5,558	(7)%	$15,392	$15,997	(4)%
Revenue Carloads (Thousands)
Agricultural Products	278	285	(2)%	821	849	(3)%
Energy	374	440	(15)	1,083	1,246	(13)
Industrial	467	458	2	1,356	1,321	3
Premium [a]	1,010	1,133	(11)	3,093	3,250	(5)
Total	2,129	2,316	(8)%	6,353	6,666	(5)%
Average Revenue per Car
Agricultural Products	$4,042	$3,973	2%	$4,073	$3,939	3%
Energy	2,613	2,757	(5)	2,700	2,807	(4)
Industrial	3,178	3,269	(3)	3,236	3,236	-
Premium	1,546	1,513	2	1,531	1,501	2
Average	$2,417	$2,399	1%	$2,423	$2,400	1%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2019	2018
Assets
Cash and cash equivalents	$1,250	$1,273
Short-term investments	60	60
Other current assets	2,763	2,830
Investments	2,003	1,912
Net properties	53,488	52,679
Operating lease assets	1,931	-
Other assets	483	393
Total assets	$61,978	$59,147

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,421	$1,466
Other current liabilities	3,166	3,160
Debt due after one year	24,314	20,925
Operating lease liabilities	1,542	-
Deferred income taxes	11,744	11,302
Other long-term liabilities	1,775	1,871
Total liabilities	43,962	38,724
Total common shareholders' equity	18,016	20,423
Total liabilities and common shareholders' equity	$61,978	$59,147

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2019	2018
Operating Activities
Net income	$4,516	$4,412
Depreciation	1,657	1,636
Deferred income taxes	297	312
Other - net	(206)	14
Cash provided by operating activities	6,264	6,374
Investing Activities
Capital investments	(2,495)	(2,428)
Maturities of short-term investments	120	90
Purchases of short-term investments	(110)	(90)
Other - net	(22)	(6)
Cash used in investing activities	(2,507)	(2,434)
Financing Activities
Common share repurchases	(5,162)	(6,304)
Debt issued	3,986	6,992
Dividends paid	(1,925)	(1,716)
Debt repaid	(642)	(1,807)
Net issuance of commercial paper	(5)	195
Accelerated share repurchase programs pending final settlement	-	(720)
Other - net	(34)	(45)
Cash used in financing activities	(3,782)	(3,405)
Net Change in Cash, Cash Equivalents and Restricted Cash	(25)	535
Cash, cash equivalents, and restricted cash at beginning of year	1,328	1,275
Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,303	$1,810
Free Cash Flow*
Cash provided by operating activities	$6,264	$6,374
Cash used in investing activities	(2,507)	(2,434)
Dividends paid	(1,925)	(1,716)
Free cash flow	$1,832	$2,224

*Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2019	2018	%	2019	2018	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)	213	193	10%	201	189	6%
Average train speed (miles per hour)*	23.7	24.0	(1)	23.4	24.5	(4)
Average terminal dwell time (hours)*	23.4	29.3	(20)	25.1	30.6	(18)
Locomotive productivity (GTMs per horsepower day)	124	105	18	118	104	13
Gross ton-miles (GTMs) (millions)	215,487	240,183	(10)	645,815	698,050	(7)
Workforce productivity (car miles per employee)	883	852	4	853	838	2
Employees (average)	36,659	42,323	(13)	38,456	42,057	(9)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.09	$ 2.38	(12)%	$ 2.13	$ 2.27	(6)%
Fuel consumed in gallons (millions)	232	266	(13)	725	803	(10)
Fuel consumption rate**	1.075	1.109	(3)	1.122	1.151	(3)

Revenue Ton-Miles (Millions)
Agricultural Products	24,001	25,911	(7)%	72,805	76,992	(5)%
Energy	36,053	45,190	(20)	105,268	129,154	(18)
Industrial	25,080	25,899	(3)	74,934	75,939	(1)
Premium	22,973	26,313	(13)	70,494	76,264	(8)
Total	108,107	123,313	(12)%	323,501	358,349	(10)%

*Surface Transportation Board reported performance measures.

**Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2019
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,010	$5,236	$5,146	$15,392
Other revenues	374	360	370	1,104
Total operating revenues	5,384	5,596	5,516	16,496
Operating Expenses
Compensation and benefits	1,205	1,145	1,134	3,484
Purchased services and materials	576	573	574	1,723
Depreciation	549	551	557	1,657
Fuel	531	560	504	1,595
Equipment and other rents	258	260	236	754
Other	305	247	277	829
Total operating expenses	3,424	3,336	3,282	10,042
Operating Income	1,960	2,260	2,234	6,454
Other income	77	57	53	187
Interest expense	(247)	(259)	(266)	(772)
Income before income taxes	1,790	2,058	2,021	5,869
Income taxes	(399)	(488)	(466)	(1,353)
Net Income	$1,391	$1,570	$1,555	$4,516

Share and Per Share
Earnings per share - basic	$1.94	$2.23	$2.22	$6.39
Earnings per share - diluted	$1.93	$2.22	$2.22	$6.36
Weighted average number of shares - basic	716.8	705.5	699.3	707.2
Weighted average number of shares - diluted	719.5	708.0	701.9	709.8
Dividends declared per share	$0.88	$0.88	$0.97	$2.73

Operating Ratio	63.6%	59.6%	59.5%	60.9%
Effective Tax Rate	22.3%	23.7%	23.1%	23.1%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2019
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$1,067	$1,155	$1,123	$3,345
Energy	982	966	975	2,923
Industrial	1,410	1,494	1,485	4,389
Premium	1,551	1,621	1,563	4,735
Total	$5,010	$5,236	$5,146	$15,392
Revenue Carloads (Thousands)
Agricultural Products	259	284	278	821
Energy	358	351	374	1,083
Industrial	429	460	467	1,356
Premium [a]	1,041	1,042	1,010	3,093
Total	2,087	2,137	2,129	6,353
Average Revenue per Car
Agricultural Products	$4,123	$4,057	$4,042	$4,073
Energy	2,740	2,753	2,613	2,700
Industrial	3,292	3,242	3,178	3,236
Premium	1,489	1,557	1,546	1,531
Average	$2,401	$2,450	$2,417	$2,423

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*

Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2019	2018
Net income	$6,070	$5,966
Add:
Income tax expense	1,815	1,775
Depreciation	2,212	2,191
Interest expense	1,012	870
EBITDA	$11,109	$10,802
Adjustments:
Other income	(233)	(94)
Interest on operating lease liabilities**	71	84
Adjusted EBITDA (a)	$10,947	$10,792
Debt	$25,735	$22,391
Operating lease liabilities***	1,919	2,271
Unfunded pension and OPEB, net of taxes of $104 and $135	347	456
Adjusted debt (b)	$28,001	$25,118
Adjusted debt / Adjusted EBITDA (b/a)	2.6	2.3

[a]

The trailing twelve months income statement information ended September 30, 2019 is recalculated by taking the twelve months ended December 31, 2018, subtracting the nine months ended September 30, 2018, and adding the nine months ended September 30, 2019.

*Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB obligation divided by net income plus income tax expense, depreciation, amortization, interest expense and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, other income and interest on operating lease liabilities) is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provides reconciliations from net income to adjusted debt to adjusted EBITDA.  At both September 30, 2019 and December 31, 2018, the incremental borrowing rate on operating lease liabilities was 3.7%.

**Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

***Effective January 1, 2019, the Company adopted Accounting Standards Update No. 2016-02 (ASU 2016-02), Leases.  ASU 2016-02 requires companies to recognize lease assets and lease liabilities on the balance sheet.  Prior to adoption, the present value of operating leases was used in this calculation.